UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2017

GenOn Energy, Inc.

(Exact name of Registrant as specified in its charter)

76-0655566 (IRS Employer Identification No.)

001-16455 (Commission File Number)

GenOn Americas Generation, LLC

(Exact name of Registrant as specified in its charter)

51-0390520 (IRS Employer Identification No.)

333-63240 (Commission File Number)

GenOn Mid-Atlantic, LLC

(Exact name of Registrant as specified in its charter)

58-2574140 (IRS Employer Identification No.)

333-61668 (Commission File Number)

Delaware (State or other jurisdiction of incorporation)	(609) 524-4500 (Registrant’s telephone number, including area code)

804 Carnegie Center,

Princeton, New Jersey 08540
(Address of principal executive offices, including zip code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01.                Other Events.

Natixis, New York Branch (the “LC Provider”) delivered notices of termination, dated October 26, 2017 and effective as of December 27, 2017, to the trustees of the Leases (as defined herein), in connection with the letters of credit issued by the LC Provider pursuant to the Payment Agreement, dated as of January 27, 2017 (“Payment Agreement”), by and between Natixis Funding Corp. (“Natixis”) and GenOn Mid-Atlantic, LLC (“GenMa”), an indirect wholly owned subsidiary of GenOn Americas Generation, LLC and GenOn Energy, Inc.

Pursuant to the Payment Agreement, Natixis agreed to procure payment and credit support for the payment of certain lease payments owed pursuant to certain leases entered into in respect of the Dickerson and Morgantown coal generation units (the “Leases”) between GenMa and certain lessors. Pursuant to the operative documents governing the leases of the Dickerson and Morgantown coal generation units and the letters of credit, the LC Provider, as the issuer of the letters of credit may terminate such letters of credit by providing 60 days prior written notice to the holders thereof, among other parties. Pursuant to the same operative documents, GenMa must provide alternative qualifying credit support no later than 30 days prior to the intended termination date of the letters of credit subject to termination. GenMa intends to vigorously pursue all rights and claims available to it against any person in connection with the termination of the letters of credit by the LC Provider and the resulting replacement of qualifying credit support.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 1, 2017		GenOn Energy, Inc.
(Registrant)

	By:	/s/ Mark A. McFarland
Mark A. McFarland
Chief Executive Officer

GenOn Americas Generation, LLC
(Registrant)

		By:	/s/ Mark A. McFarland
Mark A. McFarland
Chief Executive Officer

GenOn Mid-Atlantic, LLC
(Registrant)

		By:	/s/ Mark A. McFarland
Mark A. McFarland
Chief Executive Officer